Scudder
Latin America
Fund

Annual Report

October 31, 1996

Pure No-Load(TM) Funds

For investors seeking long-term growth of capital from a portfolio investing primarily in the securities of Latin American issuers.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER   (logo)

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Investment Portfolio
  13  Financial Statements
  16  Financial Highlights
  17  Notes to Financial Statements
  21  Report of Independent Accountants
  22  Tax Information
  25  Officers and Directors
  26  Investment Products and Services
  27  How to Contact Scudder


                                    In Brief


o Scudder Latin America Fund provided a strong 28.31% total return for the period, compared with a 19.26% return for in the unmanaged International Finance Corporation's Latin America Investable Total Return Index.


o Economic recovery and falling inflation rates throughout the region provided a favorable investment environment for Scudder Latin America Fund.

o The Fund's relatively heavy weightings in Argentina and Brazil, two of the best performing stock markets in Latin America, contributed significantly to the Fund's superior performance.


                         2 - Scudder Latin America Fund

                         Letter From the Fund's Chairman

Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format is designed to enhance the attractiveness and readability of the reports. Let us know what you think.

     In this era of electronic information we have also taken a look at our abbreviated quarterly reports, which you generally receive during the month after the end of your fund's first and third fiscal quarters. Going forward, these printed reports will be discontinued, and portfolio information will be made available on a more timely basis -- each month, in most cases -- through Scudder's Web site, Scudder's automated information line (SAIL), and by calling Investor Relations.

     As detailed in the portfolio management discussion that follows, Scudder Latin America Fund provided a solid return of 28.31% for the 12-month period ended October 31, 1996, against a favorable backdrop of economic recovery and falling inflation rates throughout the region. With economic growth in Latin America expected to rise and the inflation rate projected to fall, we continue to believe in Latin America's long-term investment potential.

     Finally, we'd like to take this opportunity to highlight some additions made this fall to the Scudder Family of Funds. Scudder Classic Growth Fund seeks long-term capital appreciation with a higher degree of principal stability than the average growth fund. Scudder 21st Century Growth Fund takes a more aggressive approach, focusing primarily on emerging companies with the potential to benefit from the rapidly changing industrial and economic landscape. Most recently, we introduced the Scudder Pathway Series, a collection of four portfolios -- Conservative, Growth, Balanced, and International -- each of which includes five or more Scudder Funds and which together are designed to meet a range of investor needs. For more information on these and other Scudder Fund products and services, please turn to page 26.

     Thank you for your continued investment in Scudder Latin America Fund. Please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions regarding your account.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     Chairman,
     Scudder Latin America Fund

                         3 - Scudder Latin America Fund

PERFORMANCE UPDATE as of October 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                      Total Return
Period     Growth    --------------
Ended        of                Average
10/31/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER LATIN AMERICA FUND
--------------------------------------
1 Year    $12,831    28.31%   28.31%
Life of
Fund*     $18,133    81.33%   16.49%

--------------------------------------
IFC LATIN AMERICA INVESTABLE
TOTAL RETURN INDEX
--------------------------------------
1 Year    $11,926    19.26%   19.26%
Life of
Fund*     $14,104    41.04%    9.39%
--------------------------------------
*The Fund commenced operations on December 8, 1992.
 Index comparisons begin December 31, 1992.
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


SCUDDER LATIN AMERICA FUND
Year            Amount
----------------------
12/92*         $10,000
4/93           $10,560
10/93          $14,728
4/94           $16,604
10/94          $19,651
4/95           $13,558
10/95          $13,567
4/96           $16,623
10/96          $17,407

IFC LATIN AMERICA INVESTABLE
TOTAL RETURN INDEX
Year            Amount
----------------------
12/92*         $10,000
4/93           $10,350
10/93          $13,434
4/94           $15,495
10/94          $18,903
4/95           $12,114
10/95          $11,826
4/96           $13,816
10/96          $14,104


The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market capitalization-weighted representation of stock performance in seven
Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Unlike Fund returns, Index returns do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31


                      1993*    1994    1995    1996
                     ----------------------------------------------------------
NET ASSET VALUE...   $18.41   $24.44  $16.22  $20.63
INCOME DIVIDENDS..   $ --     $  .06  $  --   $  .15
CAPITAL GAINS
DISTRIBUTIONS.....   $ --     $  .06  $  .73  $  --
FUND TOTAL
RETURN (%)........    53.42**  33.43  -30.96   28.31
INDEX TOTAL
RETURN (%)........    28.72    48.17  -37.44   19.26


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund period would have been lower.
**Total return does not reflect the effect of the applicable redemption fees.


                         4 - Scudder Latin America Fund

PORTFOLIO SUMMARY as of October 31, 1996
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 5% Cash Equivalents)
---------------------------------------------------------------------------
Brazil                             48%
Mexico                             25%
Argentina                          21%
Peru                                2%
Chile                               2%
Colombia                            2%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's strong weightings in Argentina, Mexico,
and Brazil contributed greatly to performance.
--------------------------------------------------------------------------
SECTORS
(Excludes 5% Cash Equivalents)
--------------------------------------------------------------------------
Consumer Staples                          24%
Energy                                    17%
Communications                            16%
Utilities                                 11%
Manufacturing                             10%
Financial                                 10%
Consumer Discretionary                     5%
Other                                      7%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The burgeoning middle class in many Latin American
countries has translated into strong prospects for
many companies in the consumer staples sector.
Currently, this sector represents the largest
Fund weighting.
--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(44% OF PORTFOLIO)
--------------------------------------------------------------------------
1. PETROLEO BRASILEIRO S.A.
   Petroleum company
2. PEREZ COMPANC S.A.
   Industrial conglomerate in Argentina
3. COMPANHIA ENERGETICA DE MINSA GERAIS
   Electric power utility in Brazil
4. COMPANHIA CERVEJARIA BRAHMA S/A
   Leading beer producer and distributor in Brazil
5. TELEFONOS DE MEXICO S.A. DE C.V.
   Telecommunication services
6. BANK ITAU S.A.
   Bank in Brazil
7. YPF S.A.
   Petroleum company in Argentina
8. TELECOMUNICACOES DE SAO PAULO S.A.
   Telecommunication services in Brazil
9. CENTRAIS ELETRICAS BRASILEIRAS S/A
   Electric utility
10.KIMBERLY CLARK DE MEXICO S.A. DE C.V.
   Consumer paper producers and newsprint

Nine companies remain in the top 10 holdings
since our last report, a reflection of our
commitment to quality companies with strong
long-term profit potential.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                         5 - Scudder Latin America Fund

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Latin America Fund enjoyed a solid recovery from the depressed valuations prevailing at the end of last year. At the end of its October 31, 1996 fiscal year, the Fund's net asset value had increased to $20.63 per share, a 28.31% total investment return for the period. This compares favorably with the 19.26% increase in the unmanaged International Finance Corporation's Latin America Investable Total Return Index.

                           Favorable Economic Backdrop

Economic recovery and falling inflation rates throughout the region provided a favorable backdrop for Scudder Latin America Fund during the period. The InterAmerica Development Bank estimates a 3% rate of economic growth this year for Latin America versus 1995's modest 0.7% rate of expansion. The median inflation rate is projected to fall from 13% to 11%.

The portfolio management team's estimates of economic growth for each of the major Latin American countries are consistent with the InterAmerica Development Bank's projections. According to these estimates, Venezuela should be the only important country to suffer a decline in real economic activity. That country's laggard performance in the face of growth elsewhere was probably influential in persuading the Caldera government to abandon its populist policies in favor of a more orthodox stabilization program.

 ======================================================
 Economic Growth Forecasts (GDP)
 ------------------------------------------------------

   Country            1995        1996*      1997*
 ------------------------------------------------------

   Argentina         (4.4%)       2-3%        3-4%

   Brazil             4.2         3-4         4-5

   Chile              8.2         6-7         6-7

   Colombia           5.3         2-3         3-4

   Mexico            (7.2)        3-4         4-5

   Peru               6.7         3-4         4-5

   Venezuela          2.2        (2-3)        2-3
 ======================================================

* Estimated. Estimates may prove inaccurate and, even if accurate, may not correlate with market activity. Source: Scudder Latin America Group.

                               Most Markets Rally

Latin American stock markets no longer move in lockstep to the beat of such regional themes as privatization, free trade, and capital markets reform. Since the 1994 Mexican peso devaluation, investors have focused on such country-specific factors as exchange rates and current account deficits, which can have a material impact on the performance of an individual market but not necessarily on Latin American markets as a group. The variability of investment returns across the region is shown in the table on the following page.

                         6 - Scudder Latin America Fund

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

 Investment Returns in Latin American
 Stock Markets

CHART PERIOD:

 for the 12 months ended October 31, 1996

CHART DATA:

Argentina                        +34.5%
Brazil                           +26.8%
Chile                             -1.9%
Colombia                         +14.2%
Mexico                           +22.1%
Peru                             +14.5%
Venezuela                        +29.8%
IFC Latin America                +19.3%
Investable Index

Source: IFC Emerging Markets Database. Past performance is no indication of future results.

The two best performing stock markets during the Fund's fiscal year were Argentina and Venezuela. In both cases, investment returns represented a recovery from previously oversold markets. This is particularly true in the case of Venezuela, which has now reactivated its privatization program, abandoned currency and exchange rate controls, and turned towards free markets. Windfall revenues from petroleum sales have facilitated the government's reform program.

Argentina continues to confound investors with its determination to stay the course with the peso-dollar convertibility program. The peso has been maintained at a parity with the dollar despite the shocks of Finance Minister Cavallo's departure from government and a high unemployment rate. Peru's market has been pressured by an easing of the mining boom and the Fujimora government's engineering of an economic slowdown in order to deal with a rapid increase in the current account deficit.

Chile was the only significant country in Latin America whose stock market actually declined during the Fund's fiscal year. It may seem paradoxical that the best managed economy should be the only one to miss the year's rally. Investment valuations in Chile have been comparatively rich for some time, however, and stocks could not compete against the distressed valuations prevailing elsewhere in the region.

Both the Brazilian and Mexican stock markets outperformed the IFC Latin America Index. In these instances, returns were mainly attributable to the performance of a small number of important industry groups, such as the electric utility and telecommunications stocks in Brazil and export companies and consumer consumption plays in Mexico.

The following table shows the Fund's country allocations at the end of its fiscal year. For comparison purposes, we also show the country weightings for the unmanaged IFC Latin America Investable Index.

                         7 - Scudder Latin America Fund

                          Fund           IFC Index
   Country             Weighting*        Weighting
   -------             ----------        ---------

   Argentina                21%              11%

   Brazil                   48%              36%

   Chile                     2%              18%

   Colombia                  2%               3%

   Mexico                   25%              27%

   Peru                      2%               3%

   Venezuela                 0%               2%

* Excludes Fund's assets in cash equivalents.

The portfolio's overweight position in Argentina and underweight exposure to Chilean securities contributed to outperformance versus the IFC benchmark index. Country allocations are declining in importance with respect to explaining investment performance, due to the diversification of many leading companies across geographical boundaries. The development of regional trading arrangements such as Mercosur and NAFTA has hastened the diversification process.



                         8 - Scudder Latin America Fund

                            An Eye Towards the Future


The portfolio is constructed and managed with an eye towards company-specific valuation considerations, although industry themes have played a prominent role in portfolio allocations. The Fund's important investments in the telecommunications and beverage industries are a case in point.

A common characteristic of most of the companies in the portfolio is a low level of debt. This is important because cash flow is not encumbered with an obligation to take care of the lender and can be spent on new plant and equipment to benefit the owners of the business. The successful attack on high rates of inflation throughout Latin America is beginning to tip the balance in favor of savings and investment, and we believe companies with comparatively low balance sheet leverage will be the major beneficiaries.

Sincerely,

Your Portfolio Management Team

/s/Edmund B. Games, Jr.          /s/Tara C. Kenney
Edmund B. Games, Jr.             Tara C. Kenney

/s/Paul H. Rogers
Paul H. Rogers

                           Scudder Latin America Fund:
                          A Team Approach to Investing

  Scudder Latin America Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager Edmund B. Games, Jr. has set the Fund's investment strategy and overseen its daily operation since the Fund was introduced in 1992. Ed joined Scudder's equity research area in 1960 and has focused on Latin American stocks since 1988. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy. Tara, who joined the Fund's team in 1996, has nine years of financial industry experience. Paul Rogers, Portfolio Manager, also joined the Fund's team in 1996 and is primarily responsible for research on Latin American corporations. Paul joined Scudder in 1994 and has over 10 years of investment experience.


                         9 - Scudder Latin America Fund

                                  INVESTMENT PORTFOLIO AS OF OCTOBER 31, 1996

                                                                               PRINCIPAL       MARKET
                                                                             AMOUNT(U.S.$)    VALUE($)
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 4.9%
------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated
  10/31/96 at 5.52%, to be repurchased at $30,583,689 on 11/1/96, collateralized by a $26,434,000 U.S. Treasury Note, 8.75%,
  11/15/08 (Cost $30,579,000) ..........................................     30,579,000     30,579,000

                                                                               SHARES
------------------------------------------------------------------------------------------------------
EQUITY SECURITIES 95.1%
------------------------------------------------------------------------------------------------------
ARGENTINA 19.9%
Astra CAPSA (Petroleum company) ........................................      6,783,630     12,212,367
BI S.A. "A" (Venture capital company)(b) ...............................      3,000,000      3,267,900
Bagley y Cia Ltd. S.A. "B" (Producer of cookies and biscuits) ..........      2,888,651      6,789,348
Buenos Aires Embotelladora S.A. "B" (ADR) (Soft drink bottler
  and distributor) .....................................................        112,000        630,000
Central Costanera "B" (Electric utility) ...............................        684,545      2,149,794
Nobleza Piccardo (Tobacco company) .....................................      1,547,276      5,416,278
Perez Companc S.A. "B" (Industrial conglomerate) .......................      4,602,440     29,229,878
Quilmes Industrial S.A. (Leading beer distributor) .....................        827,000      8,425,063
Quilmes Industrial S.A. (ADR) ..........................................        518,500      5,444,250
Telecom Argentina S.A. "B" (Telecommunication services) ................      1,701,099      6,422,612
Telecom Argentina S.A. (ADR) ...........................................        115,000      4,341,250
Telefonica de Argentina (ADR) (Telecommunication services) .............        205,000      4,766,250
Telefonica de Argentina S.A. "B" .......................................      2,742,068      6,389,977
Transportadora de Gas del Sur "B" (Natural gas utility) ................         40,000        465,000
YPF S.A. "D" (ADR) (Petroleum company) .................................      1,200,000     27,300,000
                                                                                           -----------
                                                                                           123,249,967
                                                                                           -----------
BRAZIL 46.7%
Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) ........        560,800      4,486,400
Banco Bradesco S.A. (pfd.) (Commercial bank) ...........................  2,291,277,111     19,536,293
Banco Itau S.A. (pfd.) (Bank) ..........................................     63,079,600     27,321,805
COPENE Petroquimica do Nordeste S.A. "A" (pfd.) (Leading
  producer of petrochemicals) ..........................................      3,600,000      1,378,820
Centrais Eletricas Brasileiras S/A "B" (pfd.) (Electric utility) .......     72,000,000     23,336,578
Companhia Cervejaria Brahma (pfd.) (Leading beer producer
  and distributor) .....................................................     45,526,569     28,138,380
Companhia Energetica de Minas Gerais (pfd.) (Electric power utility) ...    900,875,000     28,672,973
Companhia Paranaense de Energia (voting) (Electric utility) ............    455,200,400      4,696,442
Companhia Paulista de Forca e Luz* (Electric power utility) ............     46,310,000      4,260,033
Companhia Petroquimica do Sul S.A. (voting) (Chemical producer) ........     53,808,000      2,854,327
Companhia Souza Cruz Industria e Comercio (voting)
  (Holding company: cigarettes and tobacco, fiber cellulose) ...........        321,500      1,933,882



    The accompanying notes are an integral part of the financial statements.

                         10 - Scudder Latin America Fund

                                                                                               MARKET
                                                                                 SHARES       VALUE($)
------------------------------------------------------------------------------------------------------
Companhia Suzano de Papel e Celulose S.A. (pfd.) (Paper products) ....        1,774,840      4,577,892
Companhia Vale do Rio Doce (pfd.) (Diverse mining and
  industrial complex) ................................................          961,800     19,752,755
Empresa Brasileira de Compressores S.A. (pfd.)
  (Manufacturer of electrical equipment)(b) ..........................        3,002,000      1,636,286
Industrias Klabin de Papel e Celulose S/A (pfd.) (Producer of
  papers and paper products, newsprint, and cardboard boxes) .........        4,581,000      4,548,005
Investimentos Itau S/A (Diversified holding company, involved
  in finance, chemicals, electronics, wood products) .................        4,359,000      3,436,626
Lojas Americanas S.A. (pfd.) (Discount department store chain) .......       90,667,360      1,425,227
Lojas Americanas S.A. (voting) (Discount department store chain) .....      232,308,380      3,277,506
Petroleo Brasileiro S.A .(pfd.) (Petroleum company) ..................      237,000,000     30,680,358
S/A White Martins (voting) (Chemical company) ........................    9,463,146,120     14,645,126
Sadia Concordia S/A (pfd.) (Processed poultry, pork and beef) ........        9,164,000      6,154,526
Telecomunicaoees Brasileiras S.A. (ADR)
  (Telecommunication services) .......................................          115,000      8,567,500
Telecomunicaoees de Sao Paulo S.A. (pfd.) (Telecommunication
  services) ..........................................................      140,410,000     25,693,089
Telecomunicaoees do Parana S/A (pfd.) (Telecommunication services) ...        9,274,986      4,233,958
Usinas Siderurgicas de Minas Gerais S/A (pfd.) (Non-coated flat
  products and electrolytic galvanized products) .....................   13,300,000,000     13,980,923
                                                                                          ------------
                                                                                           289,225,710
                                                                                          ------------
CHILE 1.5%
Compania de Telefonos de Chile, S.A. (ADR)
  (Telecommunication services) .......................................           50,000      4,931,250
Enersis S.A. (ADR) (Generator and distributor of electricity
  in Chile and Argentina) ............................................          100,000      2,937,500
Maderas y Sinteticos S.A. (ADR) (Manufacturer of particle
  board and veneers) .................................................          100,500      1,432,125
                                                                                          ------------
                                                                                             9,300,875
                                                                                          ------------
COLOMBIA 1.5%
Bavaria S/A (Producer and distributor of beer and other malt
  beverages, mineral water and soft drinks) ..........................          876,761      3,584,359
Colombiana de Tabaco S.A. (Tobacco producer) .........................          821,871      2,473,337
Compania Nacional de Chocolates* (Chocolate producer) ................          294,397      2,472,440
Industrias Alimenticias Noel (Soap and home cleaning products) .......          180,000        512,897
                                                                                          ------------
                                                                                             9,043,033
                                                                                          ------------
MEXICO 23.4%
Apasco, S.A. de C.V (Cement producer) ................................        1,100,000      6,712,329
Fomento Economico Mexicano, S.A. de C.V. "B" (Producer of
  beer and soft drinks) ..............................................        2,952,000      8,969,963
Grupo CIFRA S.A. de C.V. "C"* (Retailer) .............................       10,202,000     13,086,002
Grupo Continental, S.A. "B" (Soft drink bottler) .....................        2,902,700     10,844,458
Grupo Embotellador de Mexico SA de C.V. "B"* (Soft drink bottler) ....        6,544,500      2,445,019
Grupo Embotellador de Mexico SA de C.V.* (GDR) .......................          440,950      3,252,006



    The accompanying notes are an integral part of the financial statements.

                         11 - Scudder Latin America Fund

                                                                                               MARKET
                                                                                 SHARES       VALUE($)
------------------------------------------------------------------------------------------------------
Grupo Embotelladora Unidas SA de CV "B" (Soft drink producer) (b) ..........  2,009,134      3,002,442
Grupo Financiero Inbursa de C.V. "B" (Banking and insurance services) ......  1,147,000      3,713,823
Grupo Herdez S.A. de C.V. "A" (Producer of packaged foods) .................  7,052,000      2,142,824
Grupo Industrial Bimbo, S.A. de C.V. "A" (Producer of bread and
  other baked goods) .......................................................  1,309,000      6,487,945
Grupo Modelo SA "C" (Leading brewery) ......................................  1,450,000      7,520,859
Kimberly Clark de Mexico S.A. de C.V. "A"
  (Consumer paper products and newsprint) ..................................  1,200,000     23,163,138
Organizacion Soriana S.A. "A" de CV (Retailer) .............................  6,812,022     12,130,998
Panamerican Beverages Inc. "A" (ADR) (Soft drink bottler) ..................    320,800     13,994,900
Telefonos de Mexico S.A. de C.V. "L" (ADR)
  (Telecommunication services) .............................................    900,000     27,450,000
                                                                                           -----------
                                                                                           144,916,706
                                                                                           -----------
PERU 1.7%
Cementos Lima S.A. "T" (Cement producer) ...................................  2,006,933      2,766,576
Cerveceria Backus & Johnston S.A. "T" (Brewery) ............................  3,456,441      3,479,863
Embotelladora Latinoamericana SA* (Bottler) ................................  2,169,157      1,763,884
Industrias Pacocha S.A. "T" (Food producer) ................................  3,466,736      2,268,648
                                                                                           -----------
                                                                                            10,278,971
                                                                                           -----------

VENEZUELA 0.4%
Mavesa SA (ADR) (Food processor) ...........................................    363,750      2,318,906
------------------------------------------------------------------------------------------------------
TOTAL EQUITY SECURITIES (Cost $509,488,096)                                                588,334,168
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO -- 100.0% (Cost $540,067,096)(a)                                618,913,168
------------------------------------------------------------------------------------------------------

----------

*   Non-income producing security.

(a) The cost for federal income tax purposes was $548,150,657. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $70,762,511. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $121,250,145 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $50,487,634.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at October 31, 1996, aggregated $12,101,728. These securities may also have certain restrictions as to resale. See Note A of the Notes to Financial Statements.

    Sector breakdown of the Fund's equity securities is noted on page 5.




    The accompanying notes are an integral part of the financial statements.

                         12 - Scudder Latin America Fund

                              FINANCIAL STATEMENTS

                                   STATEMENT OF ASSETS AND LIABILITIES
                                          AS OF OCTOBER 31, 1996


ASSETS
------------------------------------------------------------------------------------------------------------
          Investments, at market (identified cost $540,067,096) (Note A) .............  $618,913,168
          Cash .......................................................................       100,836
          Foreign currency holdings, at market (identified cost $984,712) (Note A) ...       985,062
          Receivable for investments sold ............................................     3,281,587
          Receivable for Fund shares sold ............................................       135,550
          Dividends and interest receivable ..........................................     1,282,087
          Deferred organization expenses (Note A) ....................................        17,637
          Other assets ...............................................................        11,079
                                                                                        ------------
          Total assets ...............................................................   624,727,006

LIABILITIES
------------------------------------------------------------------------------------------------------------
          Payable for investments purchased ..........................................     $ 308,206
          Payable for Fund shares redeemed ...........................................       979,190
          Accrued management fee (Note C) ............................................       663,863
          Other accrued expenses (Note C) ............................................       694,741
          Other payables .............................................................       166,316
                                                                                        ------------
          Total liabilities ..........................................................     2,812,316
          ------------------------------------------------------------------------------------------
          Net assets, at market value                                                   $621,914,690
          ------------------------------------------------------------------------------------------

NET ASSETS
------------------------------------------------------------------------------------------------------------
          Net assets consist of:
          Undistributed net investment income ........................................     5,240,925
          Unrealized appreciation (depreciation) on:
              Investments ............................................................    78,846,072
              Foreign currency related transactions ..................................       (23,559)
          Accumulated net realized loss ..............................................   (73,485,196)
          Paid-in capital ............................................................   611,336,448
          ------------------------------------------------------------------------------------------
          Net assets, at market value                                                   $621,914,690
          ------------------------------------------------------------------------------------------

NET ASSET VALUE
------------------------------------------------------------------------------------------------------------
          Net Asset Value, offering and redemption price per share ($621,914,690 /
              30,148,974 shares of capital stock outstanding, $.01 par value,           ------------
              100,000,000 shares authorized) .........................................       $20.63
                                                                                        ------------




    The accompanying notes are an integral part of the financial statements.

                         13 - Scudder Latin America Fund

                            STATEMENT OF OPERATIONS

                                            YEAR ENDED OCTOBER 31, 1996



INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------
          Dividends (net of foreign taxes withheld of $1,819,576) ....................  $ 17,232,469
          Interest ...................................................................     2,236,288
                                                                                        ------------
                                                                                          19,468,757
                                                                                        ------------
          Expenses:
          Management fee (Note C) ....................................................     7,493,637
          Services to shareholders (Note C) ..........................................     1,853,610
          Custodian and accounting fees (Note C) .....................................     1,701,588
          Directors' fees and expenses (Note C) ......................................        71,483
          Reports to shareholders ....................................................       309,071
          Auditing ...................................................................        86,214
          Legal ......................................................................        30,345
          Registration fees ..........................................................        15,786
          Amortization of organization expenses (Note A) .............................        16,137
          Other ......................................................................        72,525
                                                                                        ------------
                                                                                          11,650,396
          ------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME                                                            7,818,361
          ------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
------------------------------------------------------------------------------------------------------------
          Net realized loss from:
          Investments ................................................................    (5,823,960)
          Foreign currency related transactions ......................................      (393,800)
                                                                                        ------------
                                                                                          (6,217,760)
                                                                                        ------------
          Net unrealized appreciation (depreciation) during the period on:
          Investments ................................................................   136,973,831
          Foreign currency related transactions ......................................       (21,461)
                                                                                        ------------
                                                                                         136,952,370
                                                                                        ------------
          Net gain on investment transactions ........................................   130,734,610
          ------------------------------------------------------------------------------------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $138,552,971
          ------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                         14 - Scudder Latin America Fund

                                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                               YEARS ENDED OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                                              1996              1995
------------------------------------------------------------------------------------------------------------
          Operations:
          Net investment income ......................................... $   7,818,361   $   3,061,657
          Net realized loss from investment transactions ................    (6,217,760)    (68,151,320)
          Net unrealized appreciation (depreciation) on investment
            transactions during the period ..............................   136,952,370    (193,283,640)
                                                                          -------------   -------------
          Net increase (decrease) in net assets resulting
            from operations .............................................   138,552,971    (258,373,303)
                                                                          -------------   -------------
          Distributions to shareholders from:
            Net investment income .......................................    (4,560,568)             --
                                                                          -------------   -------------
            Net realized gains from investment transactions .............            --     (24,333,536)
                                                                          -------------   -------------
          Fund share transactions:
          Proceeds from shares sold .....................................   119,002,707     199,888,429
          Net asset value of shares issued to shareholders in
            reinvestment of distributions ...............................     4,261,866      23,383,847
          Cost of shares redeemed .......................................  (154,821,892)   (232,138,679)
          Redemption fees (Note A) ......................................       226,801       1,459,400
                                                                          -------------   -------------
          Net decrease in net assets from Fund share transactions .......   (31,330,518)     (7,407,003)
                                                                          -------------   -------------
          Increase (decrease) in net assets .............................   102,661,885    (290,113,842)
          Net assets at beginning of period .............................   519,252,805     809,366,647
          Net assets at end of period (including undistributed net
            investment income of $5,240,925 and $2,376,933,               -------------   -------------
            respectively) ............................................... $ 621,914,690   $ 519,252,805
                                                                          -------------   -------------

OTHER INFORMATION
------------------------------------------------------------------------------------------------------------
          INCREASE (DECREASE) IN FUND SHARES
          Shares outstanding at beginning of period .....................    32,011,664      33,122,382
                                                                          -------------   -------------
          Shares sold ...................................................     6,222,218      11,349,018
          Shares issued to shareholders in reinvestment of distributions        250,550       1,285,533
          Shares redeemed ...............................................    (8,335,458)    (13,745,269)
                                                                          -------------   -------------
          Net decrease in Fund shares ...................................    (1,862,690)     (1,110,718)
                                                                          -------------   -------------
          Shares outstanding at end of period ...........................    30,148,974      32,011,664
                                                                          -------------   -------------



    The accompanying notes are an integral part of the financial statements.

                         15 - Scudder Latin America Fund

                              FINANCIAL HIGHLIGHTS


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                           FOR THE PERIOD
                                                                                           DECEMBER 8, 1992
                                                                                            (COMMENCEMENT
                                                            YEARS ENDED OCTOBER 31,        OF OPERATIONS) TO
                                                                                               OCTOBER 31,
                                                      1996(a)         1995          1994          1993
------------------------------------------------------------------------------------------------------------
                                                 -----------------------------------------------------------
Net asset value, beginning of period ............     $16.22        $ 24.44        $18.41        $12.00
                                                 -----------------------------------------------------------
Income from investment operations:
Net investment income (loss) ....................        .25            .09          (.03)          .03
Net realized and unrealized gain (loss) on
  investment transactions .......................       4.30          (7.62)         6.10          6.36
                                                 -----------------------------------------------------------
Total from investment operations ................       4.55          (7.53)         6.07          6.39
                                                 -----------------------------------------------------------
Less distributions:
From net investment income ......................       (.15)            --            --            --
In excess of net investment income ..............         --             --          (.06)           --
From net realized gains on investment transactions        --           (.73)         (.06)           --
                                                 -----------------------------------------------------------
Total distributions .............................       (.15)          (.73)         (.12)           --
                                                 -----------------------------------------------------------
Redemption fees (Note A) ........................        .01            .04           .08           .02
                                                 -----------------------------------------------------------
Net asset value, end of period ..................     $20.63        $ 16.22        $24.44        $18.41
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) ................................      28.31         (30.96)        33.43         53.42(c)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ..........        622            519           809           261
Ratio of operating expenses, net to average
  daily net assets (%) ..........................       1.96           2.08          2.01          2.00*
Ratio of operating expenses before expense
  reductions, to average daily net assets (%) ...       1.96           2.11          2.05          2.69*
Ratio of net investment income (loss) to average
  daily net assets (%) ..........................       1.32            .52          (.20)          .44*
Portfolio turnover rate (%) .....................       22.4           39.5          22.4           4.6*
Average commission rate paid (b) ................     $.0001        $    --        $   --        $   --

----------

(a) Based on monthly average of shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.
(c) Total return does not reflect the effect of the applicable redemption fees.
*   Annualized
**  Not annualized



                         16 - Scudder Latin America Fund

                         NOTES TO FINANCIAL STATEMENTS

                       A. SIGNIFICANT ACCOUNTING POLICIES

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $7,906,628 (1.3% of net assets) and have been noted in the investment portfolio as of October 31, 1996. Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least 100.5% of the resale price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.



                         17 - Scudder Latin America Fund

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

As of October 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $65,670,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2003, ($59,152,000) and October 31, 2004, ($6,518,000), the
respective expiration dates, whichever occurs first.

REDEMPTION FEES. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the lower of cost or the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is included as an addition to paid-in capital. Certain amounts have been reclassified in the fiscal 1995 Statement of Changes in Net Assets and in the fiscal 1993, 1994 and 1995 Financial Highlights to conform with the fiscal 1996 presentation. Effective September 5, 1996, the redemption fee will no longer be assessed.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax returns.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments, passive foreign investment companies, and certain securities sold at a loss. As




                         18 - Scudder Latin America Fund
a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income from certain portfolio companies may fluctuate significantly from year to year due to dividend distribution policies of such companies.


                      B. PURCHASES AND SALES OF SECURITIES

During the year ended October 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $125,183,079 and $122,893,871, respectively.


                               C. RELATED PARTIES

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended October 31, 1996, the fee pursuant to the Agreement aggregated $7,493,637, of which $663,863 is unpaid at October 31, 1996.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SSC aggregated $1,514,806, of which $122,144 is unpaid at October 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1996, the amount charged to the Fund by STC aggregated $5,093, of which $1,458 is unpaid at October 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SFAC aggregated $318,478, of which $28,886 is unpaid at October 31, 1996.



                         19 - Scudder Latin America Fund

The Fund pays each of its Directors not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1996, Directors' fees and expenses aggregated $71,483.


                        D. INVESTING IN EMERGING MARKETS


Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.


                               E. LINES OF CREDIT

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.




                         20 - Scudder Latin America Fund

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Latin America Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Latin America Fund including the investment portfolio, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 8, 1992 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Latin America Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 8, 1992 (commencement of operations) to October 31, 1993 in conformity with generally accepted accounting principles.



Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
December 18, 1996




                         21 - Scudder Latin America Fund

                                TAX INFORMATION


For its fiscal year ended October 31, 1996, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.273 per share (representing a total of $8,240,437). The total amount of taxes paid by the Fund to such countries was $.060 per share (representing a total of $1,819,576).
















                         22 - Scudder Latin America Fund

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                                  intentionally
                                   left blank.










                         23 - Scudder Latin America Fund

                                    This Page
                                  intentionally
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                         24 - Scudder Latin America Fund

                             Officers and Directors


Daniel Pierce*
     Chairman of the Board and Director

Nicholas Bratt*
     President and Director

Paul Bancroft III
     Director; Venture Capitalist and Consultant

Thomas J. Devine
     Director; Consultant

Keith R. Fox
     Director; President, Exeter Capital Management Corporation

William H. Gleysteen, Jr.
     Director; President, The Japan Society, Inc.

Dudley Ladd*
     Director

William H. Luers
     Director; President, The Metropolitan Museum of Art

Dr. Wilson Nolen
     Director; Consultant

Juris Padegs*
     Director, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
     Director; Professor Emeritus of Accounting, Columbia University Graduate School of Business

Robert G. Stone, Jr.
     Honorary Director; Chairman of the Board and Director,
     Kirby Corporation

Robert W. Lear
     Honorary Director; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of
Business

Elizabeth J. Allan*
     Vice President

Joyce E. Cornell*
     Vice President

Carol L. Franklin*
     Vice President

Edmund B. Games, Jr.*
     Vice President

Jerard K. Hartman*
     Vice President

Thomas W. Joseph*
     Vice President

David S. Lee*
     Vice President and Assistant Treasurer

Thomas F. McDonough*
     Vice President and Secretary

Pamela A. McGrath*
     Vice President and Treasurer

Edward J. O'Connell*
     Vice President and Assistant Treasurer

Kathryn L. Quirk*
     Vice President and Assistant Secretary

Richard W. Desmond*
     Assistant Secretary

Coleen Downs Dinneen*
     Assistant Secretary


                         *Scudder, Stevens & Clark, Inc.


                         25 - Scudder Latin America Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U. S. Income
------------
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Zero Coupon 2000 Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Capital Growth Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Emerging Markets Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                         26 - Scudder Latin America Fund

                             How to Contact Scudder


Account Service and Information
-----------------------------------------------------------------------------------------------------------------------------------
                For existing account services and transactions

                  Scudder Investor Relations -- 1-800-225-5163

                For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

                  Scudder Electronic Account Services -- http://funds.scudder.com

                For information about your Scudder accounts, exchanges and redemptions

                  Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
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                For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

                  Scudder Investor Relations -- 1-800-225-2470
                                                Investor_Relations@scudder.com

                  Scudder's World Wide Web Site -- http://funds.scudder.com

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
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                To receive information about this discount brokerage service and to obtain an application

                  Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
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                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center
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                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds
                Center near you--they can be found in the following cities:

                   Boca Raton            Chicago               San Francisco
                   Boston                New York

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703.

                For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

*    Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061-- Member NASD/SIPC

** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.


                         27 - Scudder Latin America Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.




This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.


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